UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005

ChevronTexaco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

    On April 4, 2005, ChevronTexaco Corporation issued a press release announcing an agreement to acquire Unocal. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates, “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Unocal shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Unocal operations into ChevronTexaco will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ChevronTexaco’s and Unocal’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, ChevronTexaco undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

     ChevronTexaco will file a Form S-4, Unocal will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ChevronTexaco free of charge by contacting ChevronTexaco Comptroller’s Department, 6001 Bollinger Canyon Road – A3201, San Ramon, CA 94583-2324. You may obtain documents filed with the SEC by Unocal free of charge by contacting Unocal Stockholder Services at (800) 252-2233, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, e-mail: stockholder_services@unocal.com.

     ChevronTexaco, Unocal, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Unocal’s stockholders in connection with the merger. Information about the directors and executive officers of ChevronTexaco and their ownership of ChevronTexaco stock will be set forth in the proxy statement for ChevronTexaco’s 2005 Annual Meeting of Stockholders. Information about the directors and executive officers of Unocal and their ownership of Unocal stock will be set forth in the proxy statement for Unocal’s 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

     Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decisions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2005

CHEVRONTEXACO CORPORATION
By /s/ M.A. Humphrey
M.A. Humphrey, Vice President and
Comptroller (Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

99.1	Press release issued April 4, 2005.